UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934
_________________

FIREFISH, INC.
(Exact name of registrant as specified in its charter)

Nevada	26-2515882
(State of Incorporation)	(IRS Employer ID Number)

402 W Broadway Ste 2800, San Diego, CA 92101
 (Address of principal executive offices)

(917) 310-4718
(Registrant's Telephone number)

Commission file number: 333-156637

Securities to be registered pursuant to Section 12(b) of the Act:
 None.

 If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.  ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  ☒

Securities Act registration statement file number to which this form relates:  333-156637

Securities to be registered pursuant to Section 12(g) of the Act:

1

Common Stock, Par Value $0.001
(Title of Class)

Item 1.	Description of Registrant’s Securities to be Registered.

A description of the common stock, par value $0.001 of Firefish, Inc., a Nevada corporation (the “Registrant”), to be registered hereunder is set forth under the caption “Description of Securities” in the prospectus included in the Registrant’s Registration Statement on Form S-1 (No. 333-156637), initially filed with the Securities and Exchange Commission (the “Commission”) on January 9, 2009, as subsequently amended (the “Registration Statement”), and is incorporated herein by reference.

Item 2.	Exhibits.

The following exhibits are filed as part of this registration statement:

1.	Certificate of Incorporation of the registrant.*

2.	Bylaws of the registrant.*

3.	Form of common stock certificate of the registrant.*

*	Incorporated by reference to the registrant's registration statement on Form SB-2 (SEC File No. 333-156637) as filed with the Securities and Exchange Commission on January 9, 2009.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

/s/ Harshawardhan Shetty
Harshawardhan Shetty, (Principal Executive Officer,
Chief Executive Officer and Principal Accounting Officer)